UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 19, 2009

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

One Caesars Palace Drive Las Vegas, Nevada 89109 (Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Attached as Exhibit 99.1 is pro forma financial information for the year ended December 31, 2008 of Harrah’s Entertainment, Inc. (“Harrah’s Entertainment”) and Harrah’s Operating Company, Inc. (“HOC”), which gives pro forma effect to the acquisition of Harrah’s Entertainment, which occurred on January 28, 2008, and related transactions as if they had occurred on January 1 of the year presented. The contents of Exhibit 99.1 are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

99.1	Pro forma financial statements for Harrah’s Entertainment and HOC for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date:	March 19, 2009	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Pro forma financial statements for Harrah’s Entertainment and HOC for the year ended December 31, 2008.